UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22269
Eaton Vance National Municipal Opportunities Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
March 31
Date of Fiscal Year End
September 30, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance National Municipal Opportunities Trust (EOT) Semiannual Report September 30, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report September 30, 2011
Eaton Vance
National Municipal Opportunities Trust
Table of Contents

Performance and Fund Profile	2
Endnotes and Additional Disclosures	3
Financial Statements	4
Board of Trustees’ Contract Approval	18
Officers and Trustees	21
Important Notices	22

Eaton Vance
National Municipal Opportunities Trust
September 30, 2011
Performance1

Portfolio Managers Cynthia J. Clemson and Thomas M. Metzold, CFA

New York Stock Exchange (NYSE) Symbol			EOT
Inception Date			5/29/09

% Average Annual Total Returns at net asset value (NAV)

Six Months			10.63
One Year			0.31
Since Inception			10.39

% Average Annual Total Returns at market price, NYSE

Six Months			9.25
One Year			-1.82
Since Inception			8.10

% Premium/Discount to NAV (9/30/11)			-4.78

% Market Yields[2]

Market Yield			5.88
Taxable-Equivalent Market Yield			9.05

% Leverage[3]

Residual Interest Bond (RIB)			12.29

			Since Inception
% Comparative Performance[4]	Six Months	One Year	5/29/09

Barclays Capital Long (22+) Municipal Bond Index	13.31	4.31	9.44
Lipper General & Insured Municipal Debt Funds (Leveraged) Average at NAV	14.82	4.97	12.03
Fund Profile

Credit Quality (% of total investments)5

The above chart includes the ratings of securities held by special purpose vehicles established in connection with the RIB financing3. Absent such securities, the Fund’s credit quality (% of total investments) is as follows5:

AAA	1.6	BB	5.9
AA	27.1	B	5.3
A	26.4	CCC	1.3
BBB	28.6	Not Rated	3.8

See Endnotes and Additional Disclosures on page 3.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
National Municipal Opportunities Trust
September 30, 2011
Endnotes and Additional Disclosures

1.	Performance results reflect the effects of leverage.

2.	Market yields are calculated by dividing the last regular distribution per share (annualized) by the market price. Taxable-equivalent performance is based on the highest federal income tax rate (35%). A lower tax rate would result in lower tax-equivalent performance. Actual tax rate will vary depending on your income, exemptions and deductions. Rate does not include state and local taxes. Distributions may be composed of tax-exempt income, ordinary income, net realized capital gains and return of capital.

3.	Fund employs RIB financing. The leverage created by RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding as of period end as a percentage of Fund net assets plus Floating Rate Notes.

4.	Barclays Capital Long (22+) Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, indices do not reflect any applicable sales charges, commissions, leverage, taxes or other expenses of investing. Lipper Average reflects the average annual total return of funds in the same Lipper classification as the Fund. It is not possible to invest directly in an index or Lipper classification.

5.	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is shown.

Fund profile subject to change due to active management.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Portfolio of Investments (Unaudited)

Tax-Exempt Investments — 112.5%

	Principal
	Amount
Security	(000’s omitted)	Value

Cogeneration — 1.1%

Maryland Energy Financing Administration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$1,500	$1,503,450
Pennsylvania Economic Development Financing Authority, (Resource Recovery-Colver), (AMT), 5.125%, 12/1/15	2,000	1,972,080

		$3,475,530

Education — 10.6%

Maine Health and Higher Educational Facilities Authority, (Bowdoin College), 5.00%, 7/1/39(1)	$10,440	$11,176,124
New Hampshire Health and Education Facilities Authority, (Dartmouth College), 5.25%, 6/1/39(1)	12,000	13,320,360
New York Dormitory Authority, (Brooklyn Law School), 5.75%, 7/1/33	1,500	1,627,080
New York Dormitory Authority, (The New School), 5.75%, 7/1/50	3,000	3,253,920
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,090	1,182,868
University of Virginia, 5.00%, 6/1/40(2)	2,650	2,891,919

		$33,452,271

Electric Utilities — 9.7%

Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 1/1/34	$3,650	$4,063,545
Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 2/15/34	2,815	3,133,939
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	4,540	4,878,321
Matagorda County, TX, Navigation District No. 1, (Central Power and Light Co.), 6.30%, 11/1/29	6,000	6,541,020
Pima County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 5.25%, 10/1/40	2,500	2,395,950
Salt River Project Agricultural Improvement & Power District, AZ, 5.00%, 1/1/38(1)	9,000	9,603,270

		$30,616,045

General Obligations — 2.8%

California, 6.00%, 4/1/38	$5,750	$6,416,080
Will County, IL, Community Unit School District No. 365-U, (Valley View), 5.75%, 11/1/32	2,210	2,446,072

		$8,862,152

Health Care – Miscellaneous — 2.5%

New Jersey Health Care Facilities Financing Authority, (Community Hospital Group, Inc.), 5.75%, 10/1/31	$7,435	$7,999,465

		$7,999,465

Hospital — 20.2%

California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/34	$980	$1,060,899
California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/39	1,000	1,073,160
Harris County, TX, Cultural Education Facilities Finance Corp., (Texas Children’s Hospital), 5.50%, 10/1/39(1)	12,300	13,038,369
Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	3,000	3,366,360
Illinois Finance Authority, (Rush University Medical Center), 6.625%, 11/1/39	2,300	2,472,592
Johnson City, TN, Health & Educational Facilities Board, (Mountain States Health Alliance), 6.00%, 7/1/38	1,665	1,745,020
Kansas Development Finance Authority, (Adventist Health System), 5.75%, 11/15/38	5,915	6,440,489
Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare West), 6.00%, 7/1/39	3,400	3,574,726
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	1,165	1,250,581
Massachusetts Health and Educational Facilities Authority, (Jordan Hospital), 6.75%, 10/1/33	3,725	3,730,848
Massachusetts Health and Educational Facilities Authority, (Lowell General Hospital), 4.75%, 7/1/25	1,530	1,451,297
Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	7,395	7,212,787
New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	1,000	1,023,550
South Lake County, FL, Hospital District, (South Lake Hospital), 6.25%, 4/1/39	1,365	1,399,016
St. Paul, MN, Housing and Redevelopment Authority, (Health East Project), 6.00%, 11/15/35	3,750	3,679,425
Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), 5.25%, 9/1/36	3,150	2,932,776
Tyler, TX, Health Facilities Development Corp., (East Texas Medical Center), 5.375%, 11/1/37	4,500	4,012,110
Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare System), 5.125%, 8/15/30	5,000	4,656,200

		$64,120,205

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Portfolio of Investments (Unaudited) — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Housing — 4.2%

Maryland Community Development Administration, Department of Housing and Community Development, (AMT), 5.15%, 9/1/42(1)	$11,205	$11,287,693
Nebraska Investment Finance Authority, Single Family Housing, (FHLMC), (FNMA), (GNMA), 5.90%, 9/1/36	1,750	1,921,552

		$13,209,245

Industrial Development Revenue — 19.1%

Alabama Industrial Development Authority, (Pine City Fiber Co.), (AMT), 6.45%, 12/1/23	$5,000	$4,350,850
Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	3,000	3,124,950
California Pollution Control Financing Authority, (Waste Management, Inc.), (AMT), 5.125%, 11/1/23	5,000	5,149,400
Campbell County, WY, Solid Waste Facilities, (Basin Electric Power Cooperative), 5.75%, 7/15/39	3,000	3,292,500
Clayton County, GA, Development Authority, (Delta Airlines, Inc.), 8.75%, 6/1/29	3,420	3,956,324
Effingham County, GA, Solid Waste Disposal, (Fort James Project), (AMT), 5.625%, 7/1/18	240	240,041
Goochland County, VA, Industrial Development Authority, (Nekoosa Packaging Corp.), (AMT), 5.65%, 12/1/25	145	141,362
Gulf Coast, TX, Waste Disposal Authority, (International Paper Co.), (AMT), 6.10%, 8/1/24	2,750	2,789,792
Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), (AMT), 6.65%, 4/1/32	1,000	1,005,570
Houston, TX, Airport System, (Continental Airlines), (AMT), 6.75%, 7/1/29	3,500	3,500,945
Illinois Finance Authority, (Navistar International Corp.), 6.50%, 10/15/40	1,515	1,576,115
Indiana Financing Authority, (Duke Energy Indiana, Inc.), 6.00%, 8/1/39	8,000	8,737,600
Nevada Department of Business and Industry, (Republic Services, Inc.), (AMT), 5.625% to 6/1/18 (Put Date), 12/1/26	1,800	2,010,096
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	3,000	2,877,000
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	3,070	3,163,512
New York, NY, Industrial Development Agency, (American Airlines, Inc.-JFK International Airport), (AMT), 7.75%, 8/1/31	5,600	5,611,424
Owen County, KY, (American Water Project), 6.25%, 6/1/39	3,000	3,172,590
Richland County, SC, (International Paper Co.), (AMT), 6.10%, 4/1/23	380	389,029
Sabine River Authority, LA, (International Paper Co.), 6.20%, 2/1/25	205	207,253
Selma, AL, Industrial Development Board, (International Paper Co.), 5.80%, 5/1/34	850	873,775
St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	1,565	1,545,954
Virgin Islands, (HOVENSA, LLC), (AMT), 6.50%, 7/1/21	2,600	2,603,952
Virgin Islands Public Finance Authority, (HOVENSA Refinery), (AMT), 6.125%, 7/1/22	340	331,612

		$60,651,646

Insured – Industrial Development Revenue — 0.5%

New Jersey Economic Development Authority, (New Jersey-American Water Co., Inc.), (FGIC), (NPFG), (AMT), 5.375%, 5/1/32	$1,700	$1,700,629

		$1,700,629

Insured – Lease Revenue / Certificates of Participation — 1.0%

Hudson Yards Infrastructure Corp., NY, (NPFG), 4.50%, 2/15/47	$3,440	$3,158,436

		$3,158,436

Insured – Special Tax Revenue — 5.4%

Hesperia, CA, Community Redevelopment Agency, (XLCA), 5.00%, 9/1/25	$205	$191,329
Hesperia, CA, Public Financing Authority, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/37	295	199,789
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 6.875%, (0.00% until 10/1/19), 10/1/34	4,000	2,914,400
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	6,000	4,389,180
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	131,535	9,441,582

		$17,136,280

Insured – Transportation — 7.5%

Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	$2,885	$3,035,626
Foothill/Eastern, CA, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/30	4,000	1,219,600
Foothill/Eastern, CA, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/32	500	128,980

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Portfolio of Investments (Unaudited) — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Insured – Transportation (continued)

North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 0.00%, 1/1/35	$4,000	$1,136,600
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 0.00%, 1/1/36	15,000	4,028,250
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Bonds, (NPFG), 0.00%, 1/15/32	10,000	1,843,200
San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 6.00%, 3/1/47	7,850	8,310,560
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/34	4,480	1,092,538
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/35	1,745	394,579
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/37	4,775	934,324
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 5.00%, 8/15/42	1,675	1,607,531

		$23,731,788

Lease Revenue / Certificates of Participation — 0.7%

Mohave County, AZ, Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	$2,000	$2,225,440

		$2,225,440

Other Revenue — 4.7%

Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.00%, 7/15/30	$510	$532,267
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.25%, 7/15/40	575	604,129
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.375%, 7/15/43	315	330,473
California County, CA, Tobacco Securitization Agency, 0.00%, 6/1/46	12,950	341,103
Golden State Tobacco Securitization Corp., CA, 5.30%, (0.00% until 12/1/12), 6/1/37	4,430	2,824,125
Golden State Tobacco Securitization Corp., CA, 5.75%, 6/1/47	6,190	4,386,791
Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	1,560	1,103,279
Michigan Tobacco Settlement Finance Authority, 6.875%, 6/1/42	1,800	1,610,496
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	2,000	1,801,140
Tennessee Energy Acquisition Corp., Gas Revenue, 5.25%, 9/1/26	1,500	1,464,345

		$14,998,148

Senior Living / Life Care — 2.4%

Bexar County, TX, Health Facilities Development Corp., (Army Retirement Residence Foundation Project), 6.20%, 7/1/45	$2,000	$2,058,920
Douglas County, NE, Hospital Authority No. 2, (Immanuel Obligated Group), 5.50%, 1/1/30	465	493,272
Douglas County, NE, Hospital Authority No. 2, (Immanuel Obligated Group), 5.625%, 1/1/40	925	959,502
Maryland Health and Higher Educational Facilities Authority, (Charlestown Community, Inc.), 6.125%, 1/1/30	470	503,168
Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17	150	149,921
Mount Vernon, NY, Industrial Development Agency, (Wartburg Senior Housing, Inc.), 6.20%, 6/1/29	1,000	918,530
Washington Housing Finance Commission, (Wesley Homes), 6.20%, 1/1/36	2,500	2,429,550

		$7,512,863

Special Tax Revenue — 3.3%

Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$1,625	$1,665,479
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	3,020	3,101,872
Heritage Harbor South, FL, Community Development District, (Capital Improvements), 6.50%, 5/1/34	3,085	3,108,785
Virgin Islands Public Finance Authority, 5.00%, 10/1/39	965	920,967
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	1,615	1,741,035

		$10,538,138

Student Loan — 1.9%

Massachusetts Educational Financing Authority, 6.00%, 1/1/28	$5,475	$6,037,502

		$6,037,502

Transportation — 8.1%

Bay Area Toll Authority, CA, Toll Bridge Revenue, (San Francisco Bay Area), 5.00%, 4/1/34	$1,365	$1,447,733
Central Texas Regional Mobility Authority, 5.75%, 1/1/31	325	329,153
Memphis-Shelby County, TN, Airport Authority, (AMT), 5.75%, 7/1/24	350	386,400
Miami-Dade County, FL, (Miami International Airport), 5.00%, 10/1/41	1,815	1,827,433
New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/38	30,000	5,887,800
North Texas Tollway Authority, 5.75%, 1/1/38	5,000	5,154,150

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Portfolio of Investments (Unaudited) — continued

	Principal
	Amount
Security	(000’s omitted)	Value

Transportation (continued)

Orlando-Orange County, FL, Expressway Authority, 5.00%, 7/1/35	$750	$792,112
St. Louis, MO, (Lambert-St. Louis International Airport), 6.625%, 7/1/34	5,000	5,461,000
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	2,625	2,859,124
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	1,520	1,632,343

		$25,777,248

Water and Sewer — 6.8%

Atlanta, GA, Water & Wastewater Revenue, 6.25%, 11/1/34	$3,000	$3,366,480
Marco Island, FL, Utility System, 5.00%, 10/1/34	550	577,440
Marco Island, FL, Utility System, 5.00%, 10/1/40	2,425	2,538,635
Metropolitan Water District of Southern California, (Waterworks Revenue Authorization), 5.00%, 7/1/29	2,000	2,221,420
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.25%, 6/15/40(1)	11,700	12,827,880

		$21,531,855

Total Tax-Exempt Investments — 112.5%
(identified cost $323,878,552)		$356,734,886

Other Assets, Less Liabilities — (12.5)%		$(39,732,797)

Net Assets — 100.0%		$317,002,089

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
AMT	- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	- Berkshire Hathaway Assurance Corp.
FGIC	- Financial Guaranty Insurance Company
FHLMC	- Federal Home Loan Mortgage Corporation
FNMA	- Federal National Mortgage Association
GNMA	- Government National Mortgage Association
NPFG	- National Public Finance Guaranty Corp.
XLCA	- XL Capital Assurance, Inc.

At September 30, 2011, the concentration of the Trust’s investments in the various states, determined as a percentage of total investments is as follows:

Texas	14.0%
California	12.3%
Others, representing less than 10% individually	73.7%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2011, 12.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.1% to 6.1% of total investments.

(1)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Statement of Assets and Liabilities (Unaudited)

Assets	September 30, 2011

Investments, at value (identified cost, $323,878,552)	$356,734,886
Interest receivable	5,454,866
Receivable for investments sold	87,688

Total assets	$362,277,440

Liabilities

Payable for floating rate notes issued	$44,430,000
Payable for variation margin on open financial futures contracts	85,547
Due to custodian	389,863
Payable to affiliates:
Investment adviser and administration fee	177,666
Interest expense and fees payable	100,013
Accrued expenses	92,262

Total liabilities	$45,275,351

Net Assets	$317,002,089

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$152,944
Additional paid-in capital	291,528,050
Accumulated net realized loss	(6,984,861)
Accumulated undistributed net investment income	510,523
Net unrealized appreciation	31,795,433

Net Assets	$317,002,089

Common Shares Outstanding	15,294,435

Net Asset Value

Net assets ÷ common shares issued and outstanding	$20.73

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Statement of Operations (Unaudited)

Six Months Ended
Investment Income	September 30, 2011

Interest	$10,608,969

Total investment income	$10,608,969

Expenses

Investment adviser and administration fee	$1,064,104
Trustees’ fees and expenses	5,777
Custodian fee	70,136
Transfer and dividend disbursing agent fees	7,044
Legal and accounting services	28,533
Printing and postage	21,905
Interest expense and fees	191,666
Miscellaneous	31,011

Total expenses	$1,420,176

Deduct —
Reduction of custodian fee	$397

Total expense reductions	$397

Net expenses	$1,419,779

Net investment income	$9,189,190

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$1,248,883
Financial futures contracts	(7,637,075)

Net realized loss	$(6,388,192)

Change in unrealized appreciation (depreciation) —
Investments	$28,760,626
Financial futures contracts	(979,890)

Net change in unrealized appreciation (depreciation)	$27,780,736

Net realized and unrealized gain	$21,392,544

Net increase in net assets from operations	$30,581,734

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2011	Year Ended
Increase (Decrease) in Net Assets	(Unaudited)	March 31, 2011

From operations —
Net investment income	$9,189,190	$19,462,831
Net realized loss from investment transactions and financial futures contracts	(6,388,192)	(1,052,830)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	27,780,736	(26,734,748)

Net increase (decrease) in net assets from operations	$30,581,734	$(8,324,747)

Distributions to shareholders —
From net investment income	$(9,074,739)	$(18,952,894)
From net realized gain	—	(1,913,334)

Total distributions to shareholders	$(9,074,739)	$(20,866,228)

Capital share transactions —
Reinvestment of distributions	$—	$357,915

Net increase in net assets from capital share transactions	$—	$357,915

Net increase (decrease) in net assets	$21,506,995	$(28,833,060)

Net Assets

At beginning of period	$295,495,094	$324,328,154

At end of period	$317,002,089	$295,495,094

Accumulated undistributed net investment income included in net assets

At end of period	$510,523	$396,072

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Statement of Cash Flows (Unaudited)

Six Months Ended
Cash Flows From Operating Activities	September 30, 2011

Net increase in net assets from operations	$30,581,734
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(8,644,648)
Investments sold	19,646,825
Net amortization/accretion of premium (discount)	(1,467,443)
Decrease in interest receivable	121,506
Increase in receivable for investments sold	(78,556)
Decrease in receivable for variation margin on open financial futures contracts	16,406
Decrease in payable for when-issued securities	(1,153,781)
Increase in payable for variation margin on open financial futures contracts	85,547
Increase in payable to affiliate for investment adviser and administration fee	1,831
Increase in interest expense and fees payable	5,540
Decrease in accrued expenses	(22,221)
Net change in unrealized (appreciation) depreciation from investments	(28,760,626)
Net realized gain from investments	(1,248,883)

Net cash provided by operating activities	$9,083,231

Cash Flows From Financing Activities

Distributions paid, net of reinvestments	$(9,074,739)
Decrease in due to custodian	(8,492)

Net cash used in financing activities	$(9,083,231)

Net increase (decrease) in cash	$—

Cash at beginning of period	$—

Cash at end of period	$—

Supplemental disclosure of cash flow information:

Cash paid for interest and fees	$186,126

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Financial Highlights

	Six Months Ended
	September 30, 2011		Year Ended	Period Ended
	(Unaudited)		March 31, 2011	March 31, 2010(1)

Net asset value — Beginning of period	$19.320		$21.230	$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$0.601		$1.273	$1.007
Net realized and unrealized gain (loss)	1.402		(1.818)	2.164

Total income (loss) from operations	$2.003		$(0.545)	$3.171

Less Distributions

From net investment income	$(0.593)		$(1.240)	$(0.930)
From net realized gain	—		(0.125)	(0.079)

Total distributions	$(0.593)		$(1.365)	$(1.009)

Offering costs charged to paid-in capital(3)	$—		$—	$(0.032)

Net asset value — End of period	$20.730		$19.320	$21.230

Market Value — End of period	$19.740		$18.630	$20.260

Total Investment Return on Net Asset Value(4)	10.63	%(5)	(2.61)%	16.96	%(5)(6)

Total Investment Return on Market Value(4)	9.25	%(5)	(1.60)%	11.62	%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$317,002		$295,495	$324,328
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(7)	0.80	%(8)	0.81%	0.82	%(8)
Interest and fee expense(9)	0.12	%(8)	0.13%	0.12	%(8)
Total expenses(7)	0.92	%(8)	0.94%	0.94	%(8)
Net investment income	5.98	%(8)	6.08%	5.84	%(8)
Portfolio Turnover	2	%(5)	10%	18	%(5)

(1)	For the period from the start of business, May 29, 2009, to March 31, 2010.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.
(3)	Computed using average shares outstanding.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(5)	Not annualized.
(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	Annualized.
(9)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Notes to Financial Statements (Unaudited)

1 Significant Accounting Policies

Eaton Vance National Municipal Opportunities Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide current income exempt from regular federal income tax. The Trust will, as a secondary investment objective, seek to achieve capital appreciation.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At March 31, 2011, the Trust had a net capital loss of $1,680,954 attributable to security transactions incurred after October 31, 2010. This net capital loss is treated as arising on the first day of the Trust’s taxable year ending March 31, 2012.

As of September 30, 2011, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Trust’s federal tax returns filed since the start of business on May 29, 2009 to March 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

E Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Notes to Financial Statements (Unaudited) — continued

reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

H Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Trust may sell a variable or fixed rate bond to a broker for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker. The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At September 30, 2011, the amount of the Trust’s Floating Rate Notes outstanding and the related collateral were $44,430,000 and $71,253,696, respectively. The range of interest rates on the Floating Rate Notes outstanding at September 30, 2011 was 0.16% to 0.22%. For the six months ended September 30, 2011, the Trust’s average Floating Rate Notes outstanding and the average interest rate (annualized) including fees were $44,430,000 and 0.86%, respectively.

The Trust may enter into shortfall and forbearance agreements with the broker by which the Trust agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of September 30, 2011.

The Trust may also purchase residual interest bonds from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Trust’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Residual interest bonds held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I Financial Futures Contracts — Upon entering into a financial futures contract, the Trust is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Trust each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Trust. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Notes to Financial Statements (Unaudited) — continued

L Interim Financial Statements — The interim financial statements relating to September 30, 2011 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Trust’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to shareholders. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

3 Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Trust. The fee is computed at an annual rate of 0.60% of the Trust’s average daily gross assets up to $1.5 billion and 0.59% of average daily gross assets of $1.5 billion or more, and is payable monthly. Average daily gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust. Average daily gross assets are calculated by adding to net assets the amount payable by the Trust to floating rate note holders. For the six months ended September 30, 2011, the investment adviser and administration fee incurred by the Trust and the effective annual rate, as a percentage of average daily gross assets, were $1,064,104 and 0.60%, respectively.

Except for Trustees of the Trust who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser and administration fee. Trustees of the Trust who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended September 30, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

4 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $8,644,648 and $19,646,825, respectively, for the six months ended September 30, 2011.

5 Shares of Beneficial Interest

The Trust may issue common shares pursuant to its dividend reinvestment plan. For the six months ended September 30, 2011, there were no transactions in common shares by the Trust. For the year ended March 31, 2011, the Trust issued 16,822 common shares pursuant to its dividend reinvestment plan.

6 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at September 30, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$278,193,164

Gross unrealized appreciation	$34,691,943
Gross unrealized depreciation	(580,221)

Net unrealized appreciation	$34,111,722

7 Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Trust to make properly authorized payments. When such payments result in an overdraft, the Trust is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on the Trust’s assets to the extent of any overdraft. At September 30, 2011, the Trust had a payment due to SSBT pursuant to the foregoing arrangement of $389,863.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Notes to Financial Statements (Unaudited) — continued

8 Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 2011 is as follows:

Futures Contracts
					Net
			Aggregate		Unrealized
Expiration Date	Contracts	Position	Cost	Value	Depreciation

12/11	175 U.S. 10-Year Treasury Note	Short	$(22,585,617)	$(22,766,406)	$(180,789)
12/11	125 U.S. 30-Year Treasury Bond	Short	(16,948,013)	(17,828,125)	(880,112)

					$(1,060,901)

At September 30, 2011, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Trust holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Trust purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at September 30, 2011 was as follows:

	Fair Value
	Asset Derivative	Liability Derivative

Futures Contracts	$—	$(1,060,901	)(1)

Total	$—	$(1,060,901)

(1)	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the six months ended September 30, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
	in Income(1)	Derivatives Recognized in Income(2)

Futures Contracts	$(7,637,075)	$(979,890)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the six months ended September 30, 2011, which is indicative of the volume of this derivative type, was approximately $41,429,000.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Notes to Financial Statements (Unaudited) — continued

9 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2011, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$356,734,886	$—	$356,734,886

Total Investments	$—	$356,734,886	$—	$356,734,886

Liability Description

Futures Contracts	$(1,060,901)	$—	$—	$(1,060,901)

Total	$(1,060,901)	$—	$—	$(1,060,901)

The Trust held no investments or other financial instruments as of March 31, 2011 whose fair value was determined using Level 3 inputs. At September 30, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the six months then ended was not significant.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 25, 2011, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2011. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield data and Sharpe and information ratios where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and/or the fund’s policies with respect to “soft dollar” arrangements;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2011, with respect to one

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Board of Trustees’ Contract Approval — continued

or more funds, the Board met nine times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, fifteen, seven, eight and twelve times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory and administrative agreement of the Eaton Vance National Municipal Opportunities Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency and special considerations relevant to investing in municipal obligations, Treasury securities and other securities backed by the U.S. government or its agencies. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Fund. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2010 for the Fund. In light of the Fund’s relatively brief operating history, the Board concluded that additional time is required to evaluate Fund performance.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Board of Trustees’ Contract Approval — continued

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2010, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at different asset levels, will allow the Fund to continue to benefit from economies of scale in the future.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

Officers and Trustees

Officers of Eaton Vance National Municipal Opportunities Trust

Cynthia J. Clemson President Payson F. Swaffield Vice President	Barbara E. Campbell Treasurer Maureen A. Gemma Vice President, Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer

Trustees of Eaton Vance National Municipal Opportunities Trust

Ralph F. Verni Chairman Scott E. Eston Benjamin C. Esty Thomas E. Faust Jr.* Allen R. Freedman	William H. Park Ronald A. Pearlman Helen Frame Peters Lynn A. Stout Harriett Tee Taggart

*	Interested Trustee

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of September 30, 2011, Trust records indicate that there are 8 registered shareholders and approximately 8,137 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange Symbol

The New York Stock Exchange symbol is EOT.

Eaton Vance
National Municipal Opportunities Trust

September 30, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. A Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that a Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter-end. Certain month end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Fund Offices
Two International Place
Boston, MA 02110

3741-11/11	CE-NMOTSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management

Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance National Municipal Opportunities Trust

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date: November 8, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: November 8, 2011

By:	/s/ Cynthia J. Clemson
Cynthia J. Clemson
President

Date: November 8, 2011